Exhibit 99.3

Stitch Fix Announces Dan Jedda as New CFO, Joining the Company from Amazon

San Francisco, Calif. (Dec 7, 2020) - Stitch Fix Inc. (NASDAQ: SFIX), the leading online personal styling service, announced that Dan Jedda has joined the company, reporting to Katrina Lake. Jedda will be appointed CFO effective December 9, 2020.
Dan Jedda joins the company from Amazon where he was Vice President and CFO for Digital Video (including Amazon Studios), Digital Music, and the Advertising and Corporate Development organizations. During his 15-year career at Amazon, Jedda enabled explosive growth in these businesses and was with many of them since their inception. He has deep experience identifying and investing in market-defining consumer experiences.
“I’m excited to welcome Dan Jedda to our team,” said Stitch Fix founder and CEO Katrina Lake. “Dan brings extensive experience funding and scaling some of the most innovative businesses at Amazon. Dan will play a critical role in helping us expand our personalization platform to deliver the most relevant, resonant and delightful shopping experiences to consumers everywhere. His insight, energy and vision will be a great asset to our business as we move into the next stage of Stitch Fix’s growth.”
At Stitch Fix, Jedda will lead the Finance team, as well as being deeply involved in expanding the growth opportunities ahead for the business, partnering closely with the rest of the leadership team as Stitch Fix evolves its model to serve more customer needs.
Jedda said, “I am thrilled to be joining Stitch Fix at such an exciting time, when unprecedented consumer shifts to shopping online present such a significant opportunity for the business. I look forward to working with such an innovative company as it serves more consumers in highly personalized, relevant and convenient ways. I can’t wait to join Katrina and the leadership team.”
About Stitch Fix, Inc.
Stitch Fix is an online personal styling service that is reinventing the shopping experience by delivering one-to-one personalization to our clients through the combination of data science and human judgment. Stitch Fix was founded in 2011 by CEO Katrina Lake. Since then, we’ve helped millions of women, men, and kids discover and buy what they love through personalized selections of apparel, shoes, and accessories, curated by Stitch Fix stylists and algorithms. For more information about Stitch Fix, please visit https://www.stitchfix.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding Dan Jedda joining as our CFO and our growth opportunities, including expanding our personalization platform and consumer shifts toward online shopping. These statements involve substantial risks and uncertainties, including those described in the filings we make with the Securities and Exchange Commission (“SEC”). Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended August 1, 2020. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.